              AMERICAN HERITAGE GROWTH FUND, INC.                           [LOGO]

                                                                            1370 Avenue of the Americas
              Heiko H. Thieme                                               New York City, NY 10019
              Chairman                                                      Phone: (212) 397-3900
                                                                            Fax: (212) 397-4036



November 2001

To our valued shareholders:

The first half of 2001 has not been easy for the stock market. Despite the recovery at the beginning of the second quarter, the sell off during the summer eroded the entire gain. The tragic events of September 11 put the stock market at a level nobody could have foreseen. I believe that September 21 should prove to be the low for the year.

Our strategy continues to favor the battered telecommunication and technology sectors as well as consumer stocks. While our timing may have been off, the recovery potential of these companies should be attractive enough to overcome any temporary disappointments. The beginning of the fourth quarter seems to confirm our strategy as solid gains have been seen so far.

Given the small size of the fund, it is very difficult to achieve an acceptable ratio of expenses to net assets. Nevertheless, we were able to negotiate lower administrative fees for third party services.

Traditionally, the strongest six-month period for the stock market begins in November. Our portfolio has been structured to benefit from these expected improvements. Our style will remain aggressive in order to seek above average opportunities. At the same time, the portfolio is diversified enough to take advantage of major growth elements.

Despite the tragedies of September 11, hopefully the coming year will be healthy and prosperous for all of us.

I appreciate your confidence and hope that patience will be rewarded.

With kind regards,


Heiko H. Thieme

---------------------------------------------
    AMERICAN HERITAGE GROWTH FUND, INC.
    STATEMENT OF ASSETS AND LIABILITIES
                 JULY 31, 2001
                  (UNAUDITED)
---------------------------------------------

              ASSETS
Investment securities at market
  value (Cost -- $602,564).........  $   341,904
Cash...............................          100
Receivables:
  Dividends and interest...........          156
Prepaid expenses...................        9,955
                                     -----------

    TOTAL ASSETS...................      352,115
                                     -----------

            LIABILITIES
Payables:
  Accrued expenses.................        6,514
                                     -----------

    TOTAL LIABILITIES..............        6,514
                                     -----------

Net assets.........................  $   345,601
                                     -----------
                                     -----------
Net assets consist of:
  Capital paid in..................  $ 3,318,332
  Undistributed net investment
    income/(loss)..................     (150,015)
  Accumulated realized gain/(loss)
    on investments -- net..........   (2,562,056)
                                     -----------
  Unrealized depreciation in value
    of investments based on
    identified cost -- net.........     (260,660)
Net assets, for 3,422,375 shares
  outstanding......................  $   345,601
                                     -----------
                                     -----------
Net asset value and redemption
  price per share
  ($345,601/3,422,375 shares)......  $      0.10
                                     -----------
                                     -----------

 ---------------------------------------------
       AMERICAN HERITAGE GROWTH FUND, INC.
             SCHEDULE OF INVESTMENTS
                  JULY 31, 2001
                   (UNAUDITED)
 ---------------------------------------------

                                Shares/
                               Principal    Market
                                Amount      Value
---------------------------------------------------
BIOTECHNOLOGY  -  4.09%
Senetek PLC ADR*.............    15,200    $ 14,136
                                           --------
COMPUTER AND PERIPHERALS  -  29.65%
Cisco Systems, Inc.*.........     1,000      19,210
Group Sense..................   360,000      10,847
Hewlett-Packard Co...........       500      12,330
Intel Corp...................       500      14,900
Iomega Corp*.................     4,000       6,360
Palm Inc.....................     2,500      13,325
Unisys Corp..................     1,000      11,450
Western Digital Corp.........     4,000      14,040
                                           --------
                                            102,462
                                           --------
CONSUMER PRODUCTS  -      %
Cendant......................     2,000      40,780
GAP Inc......................       500      13,655
Staples Inc..................     1,000      14,980
                                           --------
                                             69,415
                                           --------
ENTERTAINMENT  -  3.81%
Disney (Walt) Co.............       500      13,175
                                           --------
FINANCE  -  5.83%
American Express Co..........       500      20,165
                                           --------
HEALTHCARE  -  0.00%
FPA Medical*.................     5,000       --
                                           --------
INTERNET CONTENT  -  3.54%
THESTREET.COM Inc............     3,000       3,420
Yahoo! Inc...................       500       8,810
                                           --------
                                             12,230
                                           --------

    The accompanying notes are an integral part of the financial statements.

---------------------------------------------
    AMERICAN HERITAGE GROWTH FUND, INC.
          SCHEDULE OF INVESTMENTS
         JULY 31, 2001 (UNAUDITED)
                 (Continued)
---------------------------------------------

                                Shares/
                               Principal    Market
                                Amount      Value
---------------------------------------------------
INTERNET INCUBATORS  -  2.91%
CMGI Inc.....................     5,000    $ 10,050
                                           --------
RADIO  -  4.66%
Sirius Satelite Radio
  Inc.*......................     2,000      16,100
                                           --------
RESTAURANTS  -  4.22%
McDonalds....................       500      14,570
                                           --------
TELECOMMUNICATIONS
EQUIPMENT  -  7.92%
Lucent Technologies..........     2,000      13,400
Nortel Networks Corp.........     1,000       7,950
Westell Technologies Inc.....     4,000       6,040
                                           --------
                                             27,390
                                           --------
OTHER  -  1.11%
Kinrose Gold Corp............     5,000       3,850
                                           --------
TOTAL COMMON STOCK  -  87.83%
                                            303,543
                                           --------
CASH AND EQUIVALENTS  -  11.10%
Firstar Treasury Fund........    38,361      38,361
                                           --------
INVESTMENT SECURITIES AT MARKET
   VALUE  -  98.93%
(Cost -- $602,564)...........               341,904
OTHER ASSETS LESS LIABILITES  -  1.07%
                                              3,697
                                           --------
NET ASSETS  -  100.00%
                                           $345,601
                                           --------
                                           --------

---------------------------------------------
    AMERICAN HERITAGE GROWTH FUND, INC.
           STATEMENT OF OPERATIONS
           FOR THE SIX MONTHS ENDED
          JULY 31, 2001 (UNAUDITED)
---------------------------------------------

INVESTMENT INCOME:
Dividends............................  $     447
Interest.............................        617
                                       ---------
TOTAL INVESTMENT INCOME..............      1,064
                                       ---------

EXPENSES:
Investment advisory fee (Note 2).....      2,593
Fund accounting/transfer agent.......      8,507
Audit................................      4,959
Legal................................      6,792
Custodial fees.......................      2,243
Printing.............................      7,137
Other expenses.......................      5,205
                                       ---------
Total expenses before waiver.........     37,436
Waiver of investment advisory fee....     (2,593)
                                       ---------
Total expenses after waiver..........     34,843
                                       ---------
Net investment income/(loss).........    (33,779)
                                       ---------

REALIZED AND UNREALIZED GAIN/(LOSS)
  ON INVESTMENTS:
Realized gain on investments.........      1,015
Unrealized loss from depreciation on
  investments........................   (173,728)
                                       ---------
Net realized and unrealized loss on
  investments........................   (172,713)
                                       ---------
Net decrease in net assets from
  operations.........................  $(206,492)
                                       ---------
                                       ---------

---------

* Non-income producing

    The accompanying notes are an integral part of the financial statements.

---------------------------------------------
     AMERICAN HERITAGE GROWTH FUND, INC.
     STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------

                          FOR THE SIX
                            MONTHS          FOR THE YEAR
                             ENDED             ENDED
                         JULY 31, 2001     JANUARY 31, 2001
                         -------------     ----------------
                          (UNAUDITED)
From operations:
  Net investment
    income/(loss).....     $  (33,779)        $  (63,794)
  Net realized
    gain/(loss) on
    investments.......          1,015           (104,524)
  Net unrealized
    appreciation/
    (depreciation)....       (173,728)           158,474
                           ----------         ----------
  Increase/(decrease)
    in net assets from
    operations........       (206,492)            (9,844)
From capital share
  transactions:
  Proceeds from sale
    of shares.........          1,990              7,320
  Net asset value of
    shares issued on
    reinvestment of
    dividends.........              0                  0
  Cost of shares
    redeemed..........         (5,290)          (105,908)
                           ----------         ----------
                               (3,300)           (98,588)
Net increase/(decrease)
  in net assets.......       (209,792)          (108,432)
Net assets at
  beginning of
  period..............        555,393            663,825
                           ----------         ----------
Net assets at end of
  period..............     $  345,601         $  555,393
                           ----------         ----------
                           ----------         ----------
Share transactions:
  Issued..............         12,675             45,525
  Redeemed............        (42,331)          (673,676)
                           ----------         ----------
Net increase/(decrease)
  in shares...........        (29,656)          (628,151)
Shares outstanding
  beginning of
  period..............      3,452,031          4,080,182
                           ----------         ----------
Shares outstanding end
  of period...........      3,422,375          3,452,031
                           ----------         ----------
                           ----------         ----------

    The accompanying notes are an integral part of the financial statements.

                 ---------------------------------------------
                      AMERICAN HERITAGE GROWTH FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
                           JULY 31, 2001 (UNAUDITED)
                 ---------------------------------------------

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

American Heritage Growth Fund, Inc. (the 'Fund') was incorporated on February 14, 1994 and commenced operations on May 25, 1994. The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company having an investment objective of seeking growth of capital. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles. Significant accounting policies of the Fund are as follows:

SECURITY VALUATION

The Fund values investment securities, where reliable market quotations are available, at market value based on the last recorded sales price as reported on the principal securities exchange on which the security is traded, or if the security is not traded on an exchange, market value is based on the latest bid price. Portfolio securities for which reliable market quotations are not readily available are valued as the Board of Directors in good faith determines.

FEDERAL INCOME TAXES

The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

As of July 31, 2001, the Fund had available for federal income purposes an unused capital loss carryover of approximately $2,564,000, which expires between 2003 and 2006. If not utilized by then, the loss will be charged against paid in capital.

DISTRIBUTIONS TO SHAREHOLDERS

The Fund intends to distribute to shareholders substantially all of its net investment income, if any, and net realized capital gains, if any, during each fiscal year. Any undistributed amounts for any fiscal year will be paid out of the subsequent year's distributions.

OPTION WRITING

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from the sale of securities. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.

REPURCHASE AGREEMENTS

The Fund may enter into a repurchase agreement as a money market alternative with respect to its otherwise uninvested cash. There is no limitation of the amount of repurchase agreements which may be entered into by the Fund. In connection with a repurchase agreement, the Fund will acquire a security and simultaneously agree to resell at a higher price. A repurchase agreement, therefore, involves a loan by the Fund, which loan is collateralized by the value of the underlying security. Delays or losses could result if the other party to the repurchase agreement defaults or becomes insolvent. All repurchase agreements entered

                 ---------------------------------------------
                      AMERICAN HERITAGE GROWTH FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
                           JULY 31, 2001 (UNAUDITED)
                                  (Continued)
                 ---------------------------------------------

into by the Fund will be fully collateralized by securities issued by the United States Government.

ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

OTHER

The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used in determining gains and losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

NOTE 2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has an investment advisory agreement with American Heritage Management Corporation (AHMC), whereby AHMC is entitled to receive an annual fee of 1.25% of the Fund's average net asset value, computed daily, and payable monthly. However, for the six months ended July 31, 2001, AHMC agreed to waive its investment advisory fees which amounted to $2,593.

Heiko H. Thieme, the Fund's Chairman of the Board of Directors and Chief Executive Officer, is also the Chairman of the Board of Directors, Chief Executive Officer, and Secretary of AHMC, of which he owns all of the outstanding shares.

During the six months ended July 31, 2001, Thieme Securities, Inc. which is wholly owned by Heiko H. Thieme received brokerage commissions amounting to $1,054 which represented 69% of the total commissions paid by the Fund during that period.

NOTE 3. INVESTMENTS

During the six months ended July 31, 2001, purchases and sales of investment securities, other than short-term investments, aggregated $365,036.

NOTE 4. CAPITAL SHARE TRANSACTIONS

As of July 31, 2001, there were 250,000,000 shares of $0.001 par value capital stock authorized and total par value and paid in capital aggregated $3,318,332.

                         AMERICAN HERITAGE GROWTH FUND
                              FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout the period:

                                  FOR THE SIX       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                  MONTHS ENDED         ENDED              ENDED              ENDED              ENDED
                                  JULY 31, 2001   JANUARY 31, 2000   JANUARY 31, 1999   JANUARY 31, 1998   JANUARY 31, 1997
                                  -------------   ----------------   ----------------   ----------------   ----------------
                                   (UNAUDITED)
Net asset value --
    Beginning of period.........    $   0.16          $   0.16           $   0.13           $   0.14          $     0.16
                                    --------          --------           --------           --------          ----------
    Net investment
      income/(loss).............       (0.01)            (0.02)              0.00               0.00                0.00
    Net gains or losses on
      securities (realized and
      unrealized)...............       (0.05)             0.02               0.03              (0.01)              (0.01)
                                    --------          --------           --------           --------          ----------
Total from investment
  operations....................    $  (0.06)         $   0.00           $   0.03           $  (0.01)         $    (0.01)
Less distributions:
    Dividends from net
      investment income.........        0.00              0.00               0.00               0.00               (0.01)
    Distribution from realized
      gains from security
      transactions..............        0.00              0.00               0.00               0.00                0.00
                                    --------          --------           --------           --------          ----------
        Total distributions.....    $   0.00          $   0.00           $   0.00           $   0.00          $    (0.01)
                                    --------          --------           --------           --------          ----------
Net asset value, end of
  period........................    $   0.10          $   0.16           $   0.16           $   0.13          $     0.14
                                    --------          --------           --------           --------          ----------
                                    --------          --------           --------           --------          ----------
Total return....................    (37.50)%            23.08%            (7.14)%            (9.00)%             (4.66)%
Ratios/Supplemental Data
Net assets, end of period.......    $345,601          $555,393           $663,825           $870,880          $1,162,294
Before waiver of investment
  advisory fee
    Ratio of expenses to average
      net assets................      17.95%*           13.66%             13.25%             11.45%              10.46%
    Ratio of net income to
      average net assets........    (17.44)%*         (17.99)%           (11.60)%            (9.89)%             (9.04)%
After waiver of investment
  advisory fee
    Ratio of expenses to average
      net assets................      16.71%*           12.41%              4.83%              2.50%               2.67%
    Ratio of net income to
      average net assets........    (16.20)%*         (10.95)%            (3.18)%            (0.94)%             (1.25)%
Portfolio turnover rate.........       2.87%           212.83%            418.34%            274.25%             172.20%

---------

* Annualized

    The accompanying notes are an integral part of the financial statements.

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
                      AMERICAN HERITAGE GROWTH FUND, INC.


                                 PRIVACY NOTICE

American Heritage Growth Fund, Inc. considers the privacy of its shareholders to be a matter of utmost importance. Any personal data provided to us will be treated with the highest level of regard for the confidentiality of personal and financial information.

In the course of establishing or maintaining a customer relationship we may collect nonpublic information about you provided on forms and applications and -- in some cases -- through electronic media. We also collect information about your transactions with us, our affiliates, and others.

In order to service your account, effect your transactions and mail correspondence to you, we provide your personal information to other independent firms that specialize in providing these services. These agents and service providers are required to treat the information confidentially and use it only for the purpose of which it is provided.

We do not disclose any nonpublic personal information about you to any unaffiliated third party, except as permitted or required by law. We restrict access to this information to those employees who need to know that information to provide products or services to you.

If you close your account with us, we will continue to adhere to the privacy policies and practices described in this notice.

                                                        ---------------------------------------------------------
                                                                                 AMERICAN HERITAGE
                                                         [Logo]                  GROWTH FUND, INC.

                                                                                 SEMI-ANNUAL REPORT
                                                                                 (UNAUDITED)
                                                                                 July 31, 2001

                                            This report and the financial
                                            statements contained herein are
                                            submitted for the general
                                            information of shareholders and are
                                            not authorized for distribution to
                                            prospective investors unless
                                            preceded or accompanied by an
                                            effective prospectus. Nothing herein
                                            contained is to be considered an
                                            offer of sale or solicitation of an
                                            offer to buy shares of American
                                            Heritage Growth Fund, Inc. Such
                                            offering is made only by prospectus,
                                            which includes details as to
                                            offering price and other material
                                            information.

                                            ------------------------------------



       AMERICAN HERITAGE GROWTH FUND, INC.
       1370 Avenue of the Americas
       New York, NY 10019



       ADDRESS CORRECTION REQUESTED